Exhibit 99.1 FINANCIAL AND STATISTICAL INFORMATION FOR 38 MEMBERS OF OGLETHORPE POWER CORPORATION Our members operate their systems on a not-for-profit basis. Accumulated margins derived after payment of operating expenses and provision for depreciation constitute patronage capital of the consumers of our members. Refunds of accumulated patronage capital to the individual consumers may be made from time to time subject to limitations contained in mortgages between our members and the Rural Utilities Service or loan documents with other lenders. The Rural Utilities Service mortgage generally prohibits such distributions unless, after any such distribution, the member’s total equity will equal at least 30% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the member in the preceding year provided that equity is at least 20%. We are a membership corporation, and our members are not our subsidiaries. Except with respect to the obligations of our members under each member’s wholesale power contract with us and our rights under such contracts to receive payment for power and energy supplied, we have no legal interest in, or obligations in respect of, any of the assets, liabilities, equity, revenues or margins of our members. The following selected information on the individual members is intended to show, in the aggregate, the assets, liabilities, equity, revenues and margins of our members. Member assets, liabilities, equity, revenues and margins should not, however, be attributed to us. In addition, the revenues of our members are not pledged to us, but such revenues are received by the respective members and are the source from which moneys are derived by our members to pay for power and energy received from us. Revenues of our members are, however, pledged under their respective Rural Utilities Service mortgages or loan documents with other lenders. The information contained in these tables was taken from Rural Utilities Service Financial and Statistical Reports (RUS Form 7) or similar reports prepared for other lenders or provided directly by a member. This information has not been independently verified by the Rural Utilities Service, any lender or us. The “Total” columns were not supplied or compiled by the Rural Utilities Service, any lender or our members. The “Total” column in each table is for informational purposes only, inasmuch as each member operates independently and is not responsible for the obligations of other members, except as provided in the wholesale power contracts (see “BUSINESS ― OGLETHORPE POWER CORPORATION ― Wholesale Power Contracts” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024). In addition, the Times Interest Earned, Equity to Assets and Equity to Total Capitalization ratios were calculated by us from information obtained from each member’s RUS Form 7 or other financial information provided to us, but the calculations were not independently verified by our members. No adjustments were made by us in calculating these ratios for items such as debt refinancings that are not reflected separately on the financial information provided to us. For the calendar years 2022, 2023 and 2024, the information on the individual members is presented in the succeeding tables as follows: Table 1 - Selected Statistics, Table 2 - Average Number of Consumers Served, Table 3 - Annual Megawatt-hour Sales by Consumer Class, Table 4 - Annual Revenues by Consumer Class, Table 5 - Summary of Operating Results, and Table 6 - Condensed Balance Sheet Information.

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 1 SELECTED STATISTICS OF EACH MEMBER (as of December 31) Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2024 Avg. Monthly Residential Rev. ($) 161.26 153.72 158.92 161.25 158.22 178.36 127.58 153.39 158.09 207.08 Avg. Monthly Residential kWh 1,006 1,239 1,137 1,206 1,293 1,280 1,126 1,158 1,235 1,235 Avg. Residential Rev.(cents per kWh) 16.04 12.41 13.98 13.38 12.24 13.94 11.33 13.24 12.80 16.76 Times Interest Earned Ratio (1) 3.55 2.34 2.62 4.50 1.98 3.37 10.18 2.38 5.30 2.51 Equity / Assets (1) 44% 32% 38% 46% 22% 38% 67% 37% 46% 35% Equity / Total Capitalization (1) 57% 48% 52% 50% 28% 44% 75% 52% 54% 39% 2023 Avg. Monthly Residential Rev. ($) 153.11 140.04 145.63 154.67 148.98 166.92 124.14 142.53 138.26 207.64 Avg. Monthly Residential kWh 988 1,167 1,103 1,140 1,218 1,180 1,069 1,126 1,184 1,179 Avg. Residential Rev.(cents per kWh) 15.50 12.00 13.20 13.57 12.23 14.15 11.62 12.65 11.68 17.61 Times Interest Earned Ratio (1) 5.54 2.41 2.88 6.76 2.11 4.24 7.13 3.47 4.53 2.01 Equity / Assets (1) 49% 34% 41% 46% 23% 39% 62% 43% 45% 34% Equity / Total Capitalization (1) 57% 46% 49% 50% 30% 47% 70% 52% 50% 39% 2022 Avg. Monthly Residential Rev. ($) 149.75 145.85 145.48 152.65 152.18 175.67 135.38 154.74 151.37 205.92 Avg. Monthly Residential kWh 1,056 1,218 1,164 1,181 1,296 1,255 1,124 1,149 1,216 1,210 Avg. Residential Rev.(cents per kWh) 14.18 11.97 12.50 12.93 11.74 14.00 12.05 13.46 12.45 17.02 Times Interest Earned Ratio (1) 1.40 1.48 1.63 2.91 2.15 1.83 7.31 1.88 1.94 2.00 Equity / Assets (1) 48% 35% 42% 44% 26% 37% 57% 46% 44% 33% Equity / Total Capitalization (1) 55% 46% 52% 49% 35% 43% 64% 54% 51% 37% Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2024 Avg. Monthly Residential Rev. ($) 160.90 171.05 166.89 144.96 148.31 150.98 176.35 137.65 146.14 141.66 Avg. Monthly Residential kWh 1,182 1,261 1,125 1,186 1,058 1,148 1,030 1,209 1,101 972 Avg. Residential Rev.(cents per kWh) 13.61 13.57 14.84 12.22 14.02 13.15 17.13 11.38 13.27 14.58 Times Interest Earned Ratio (1) 3.46 1.93 2.43 2.70 3.21 4.90 1.52 3.75 1.55 2.24 Equity / Assets (1) 42% 31% 44% 39% 31% 49% 22% 44% 29% 34% Equity / Total Capitalization (1) 61% 38% 50% 46% 35% 62% 25% 52% 43% 50% 2023 Avg. Monthly Residential Rev. ($) 148.37 161.68 160.67 137.09 138.54 126.64 165.16 136.69 142.44 134.27 Avg. Monthly Residential kWh 1,124 1,198 1,083 1,145 1,006 1,032 1,001 1,141 1,058 947 Avg. Residential Rev.(cents per kWh) 13.20 13.50 14.84 11.98 13.77 12.27 16.51 11.98 13.47 14.18 Times Interest Earned Ratio (1) 3.00 2.48 4.36 2.42 3.51 3.68 1.74 3.90 4.00 1.89 Equity / Assets (1) 49% 33% 51% 42% 32% 51% 25% 45% 36% 41% Equity / Total Capitalization (1) 62% 40% 58% 48% 40% 64% 30% 53% 43% 50% 2022 Avg. Monthly Residential Rev. ($) 154.99 168.19 164.74 129.87 139.80 164.11 156.48 149.77 143.45 134.15 Avg. Monthly Residential kWh 1,204 1,268 1,088 1,189 1,078 1,170 1,026 1,232 1,137 949 Avg. Residential Rev.(cents per kWh) 12.87 13.27 15.15 10.92 12.97 14.02 15.25 12.16 12.62 14.14 Times Interest Earned Ratio (1) 3.01 2.30 5.98 2.61 0.69 8.68 0.09 3.38 1.53 2.01 Equity / Assets (1) 52% 35% 51% 47% 31% 53% 29% 45% 33% 40% Equity / Total Capitalization (1) 65% 43% 62% 55% 39% 66% 31% 53% 41% 48% Footnotes: (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

Table 1 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2024 Avg. Monthly Residential Rev. ($) 206.72 187.48 148.90 180.51 168.23 164.54 160.64 160.08 137.31 167.04 Avg. Monthly Residential kWh 1,179 1,171 961 1,149 1,189 1,132 1,114 1,146 1,190 1,092 Avg. Residential Rev.(cents per kWh) 17.54 16.01 15.50 15.71 14.15 14.53 14.42 13.97 11.54 15.30 Times Interest Earned Ratio (1) 2.11 2.30 5.69 2.52 2.48 4.58 2.18 2.95 3.97 3.58 Equity / Assets (1) 28% 40% 59% 38% 35% 43% 38% 28% 36% 34% Equity / Total Capitalization (1) 32% 47% 65% 46% 39% 56% 46% 43% 47% 52% 2023 Avg. Monthly Residential Rev. ($) 194.34 174.68 138.18 176.03 160.19 157.32 149.87 149.79 141.92 156.91 Avg. Monthly Residential kWh 1,149 1,119 926 1,115 1,149 1,099 1,034 1,134 1,128 1,040 Avg. Residential Rev.(cents per kWh) 16.92 15.62 14.92 15.79 13.95 14.32 14.50 13.21 12.58 15.08 Times Interest Earned Ratio (1) 2.73 3.45 4.69 4.20 2.24 4.82 2.52 2.43 3.94 7.01 Equity / Assets (1) 27% 45% 54% 44% 35% 47% 41% 35% 34% 45% Equity / Total Capitalization (1) 30% 54% 63% 54% 40% 56% 49% 41% 46% 52% 2022 Avg. Monthly Residential Rev. ($) 175.23 178.39 132.19 160.38 162.32 157.32 155.92 156.80 142.17 142.62 Avg. Monthly Residential kWh 1,162 1,136 941 1,136 1,196 1,165 1,109 1,165 1,180 1,062 Avg. Residential Rev.(cents per kWh) 15.09 15.70 14.05 14.12 13.57 13.50 14.06 13.46 12.05 13.43 Times Interest Earned Ratio (1) 1.64 2.48 -1.59 0.81 1.82 3.79 2.79 1.76 3.92 1.12 Equity / Assets (1) 31% 47% 66% 41% 35% 46% 41% 39% 33% 42% Equity / Total Capitalization (1) 40% 58% 76% 54% 40% 56% 46% 46% 46% 50% Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington WTD. AVG. 2024 Avg. Monthly Residential Rev. ($) 158.44 207.17 182.98 153.41 175.10 147.95 162.34 154.39 152.58 Avg. Monthly Residential kWh 1,286 1,263 1,294 906 1,181 1,110 1,250 1,052 1,188 Avg. Residential Rev.(cents per kWh) 12.32 16.4 14.14 16.9 14.83 13.33 12.99 14.68 12.84 Times Interest Earned Ratio (1) 3.90 3.71 2.06 4.21 1.57 8.40 3.82 1.76 3.57 Equity / Assets (1) 32% 33% 45% 57% 26% 67% 43% 30% 41% Equity / Total Capitalization (1) 48% 37% 52% 61% 30% 74% 60% 38% 50% 2023 Avg. Monthly Residential Rev. ($) 151.60 193.04 172.63 142.71 161.50 145.07 157.12 137.96 146.00 Avg. Monthly Residential kWh 1,236 1,191 1,250 877 1,106 1,072 1,176 945 1,131 Avg. Residential Rev.(cents per kWh) 12.27 16.2 13.81 16.3 14.60 13.54 13.36 14.59 12.91 Times Interest Earned Ratio (1) 2.22 3.41 2.96 5.55 1.58 17.89 4.76 1.89 3.69 Equity / Assets (1) 32% 33% 48% 54% 27% 69% 41% 34% 42% Equity / Total Capitalization (1) 49% 37% 53% 58% 32% 77% 61% 37% 51% 2022 Avg. Monthly Residential Rev. ($) 154.72 186.47 169.99 130.71 170.89 140.26 158.61 151.45 150.85 Avg. Monthly Residential kWh 1,299 1,262 1,268 878 1,176 1,075 1,266 1,042 1,190 Avg. Residential Rev.(cents per kWh) 11.91 14.8 13.40 14.9 14.54 13.04 12.52 14.54 12.67 Times Interest Earned Ratio (1) 1.96 1.61 2.70 3.08 1.54 1.50 2.48 1.61 3.04 Equity / Assets (1) 33% 33% 48% 49% 28% 66% 41% 40% 42% Equity / Total Capitalization (1) 51% 39% 56% 52% 32% 75% 61% 44% 51% Footnotes: (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 2 AVERAGE NUMBER OF CONSUMERS SERVED BY EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2024 Residential Service 19,628 50,337 23,973 53,037 60,550 20,217 200,566 65,740 83,001 32,586 Commercial & Industrial 1,957 6,067 431 2,755 5,592 3,095 17,978 3,846 6,693 4,357 Other 285 3 853 398 433 134 5,530 3,395 1,048 1,064 Total Consumers Served 21,870 56,407 25,257 56,190 66,575 23,446 224,074 72,981 90,742 38,007 2023 Residential Service 19,464 49,088 23,330 52,344 59,079 19,782 197,574 64,989 81,525 31,818 Commercial & Industrial 1,931 5,915 413 2,684 5,575 2,983 17,814 3,813 6,610 4,307 Other 277 3 835 397 419 134 5,495 3,344 1,016 1,057 Total Consumers Served 21,672 55,006 24,578 55,425 65,073 22,899 220,883 72,146 89,151 37,182 2022 Residential Service 19,261 47,831 22,664 51,513 57,588 19,144 195,037 64,161 80,242 31,305 Commercial & Industrial 1,906 5,821 398 2,642 5,642 2,921 17,625 3,781 6,551 4,330 Other 272 5 827 392 398 135 5,449 3,273 987 1,054 Total Consumers Served 21,439 53,657 23,889 54,547 63,628 22,200 218,111 71,215 87,780 36,689 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2024 Residential Service 23,540 83,739 19,283 139,028 35,011 30,136 10,912 239,558 34,490 11,361 Commercial & Industrial 1,557 11,809 510 11,028 2,632 9,443 250 19,996 1,979 169 Other 492 1,159 738 2,090 12 8 1,691 5,621 462 472 Total Consumers Served 25,589 96,707 20,531 152,146 37,655 39,587 12,853 265,175 36,931 12,002 2023 Residential Service 23,085 81,740 19,156 134,757 34,490 29,621 10,886 232,048 34,249 11,271 Commercial & Industrial 1,542 11,585 501 10,796 2,606 9,194 247 19,512 1,927 161 Other 486 1,196 732 1,994 13 11 1,684 5,507 457 461 Total Consumers Served 25,113 94,521 20,389 147,547 37,109 38,826 12,817 257,067 36,633 11,893 2022 Residential Service 22,630 79,919 19,032 131,489 33,899 29,200 10,863 225,116 33,694 11,202 Commercial & Industrial 1,524 11,369 497 10,742 2,566 8,965 242 19,030 1,889 157 Other 473 1,194 717 1,965 9 20 1,660 5,360 448 461 Total Consumers Served 24,627 92,482 20,246 144,196 36,474 38,185 12,765 249,506 36,031 11,820

Table 2 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2024 Residential Service 5,388 21,271 11,507 10,671 38,809 16,385 16,369 54,115 180,203 8,525 Commercial & Industrial 1,895 1,212 734 2,448 2,376 729 3,550 2,795 18,344 595 Other 1,311 3,187 751 199 483 1,084 - 2,639 2,052 267 Total Consumers Served 8,594 25,670 12,992 13,318 41,668 18,198 19,919 59,549 200,599 9,387 2023 Residential Service 5,303 21,296 11,445 10,592 38,023 16,290 16,267 53,451 177,427 8,656 Commercial & Industrial 1,864 1,206 719 2,403 2,341 711 3,377 2,905 18,029 617 Other 1,305 3,129 736 198 471 1,063 - 2,601 2,059 264 Total Consumers Served 8,472 25,631 12,900 13,193 40,835 18,064 19,644 58,957 197,515 9,537 2022 Residential Service 5,281 21,209 11,368 10,575 37,023 16,151 16,118 52,861 174,430 8,557 Commercial & Industrial 1,826 1,209 710 2,329 2,306 705 3,248 2,890 17,754 618 Other 1,282 3,098 720 196 455 1,036 - 2,567 2,041 243 Total Consumers Served 8,389 25,516 12,798 13,100 39,784 17,892 19,366 58,318 194,225 9,418 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2024 Residential Service 103,855 20,398 15,049 13,695 21,056 8,944 130,986 15,200 1,929,119 Commercial & Industrial 4,489 1,176 5,341 510 2,219 520 9,033 965 171,075 Other 1,398 21 924 1,076 - 142 1,821 172 43,415 Total Consumers Served 109,742 21,595 21,314 15,281 23,275 9,606 141,840 16,337 2,143,609 2023 Residential Service 101,193 20,055 14,963 13,719 20,777 8,861 129,144 15,091 1,892,849 Commercial & Industrial 4,392 1,164 5,275 503 2,198 528 8,864 953 168,165 Other 1,387 21 916 1,064 - 144 1,653 167 42,696 Total Consumers Served 106,972 21,240 21,154 15,286 22,975 9,533 139,661 16,211 2,103,710 2022 Residential Service 99,814 19,691 14,921 13,881 20,547 8,790 127,193 14,981 1,859,181 Commercial & Industrial 4,358 1,145 5,234 489 2,171 544 8,674 946 165,754 Other 1,778 21 891 1,048 - 143 1,485 162 42,265 Total Consumers Served 105,950 20,857 21,046 15,418 22,718 9,477 137,352 16,089 2,067,200

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 3 ANNUAL MWh SALES BY CONSUMER CLASS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2024 Residential Service 236,866 748,163 326,992 767,238 939,245 310,505 2,709,931 913,680 1,229,803 483,097 Commercial & Industrial 331,697 131,383 148,770 407,060 534,935 259,332 1,156,667 299,243 493,572 234,463 Other 8,816 79 19,612 6,740 3,863 2,441 238,887 92,059 5,813 44,895 Total MWh Sales 577,379 879,625 495,374 1,181,038 1,478,043 572,277 4,105,486 1,304,982 1,729,188 762,455 2023 Residential Service 230,703 687,463 308,924 716,097 863,405 280,062 2,533,635 878,512 1,158,515 450,299 Commercial & Industrial 332,070 122,890 138,131 399,495 490,792 260,356 1,132,141 298,908 475,349 229,745 Other 9,419 77 15,610 6,246 3,950 2,309 232,362 99,431 5,989 42,216 Total MWh Sales 572,192 810,430 462,665 1,121,838 1,358,147 542,726 3,898,138 1,276,850 1,639,853 722,260 2022 Residential Service 244,092 699,329 316,540 729,990 895,626 288,254 2,630,027 884,946 1,170,511 454,391 Commercial & Industrial 274,337 122,842 141,079 403,565 495,162 264,429 1,151,120 299,281 471,846 224,913 Other 10,396 86 17,517 6,175 3,736 2,369 239,232 95,730 6,432 45,353 Total MWh Sales 528,825 822,257 475,135 1,139,730 1,394,525 555,051 4,020,380 1,279,957 1,648,789 724,656 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2024 Residential Service 333,980 1,267,066 260,279 1,979,465 444,362 415,156 134,836 3,476,293 455,869 132,491 Commercial & Industrial 208,087 660,170 37,558 1,103,412 105,937 225,120 28,023 2,172,913 162,269 51,218 Other 5,512 49,543 18,283 10,893 159 802 26,610 314,490 21,358 7,148 Total MWh Sales 547,578 1,976,779 316,121 3,093,770 550,458 641,077 189,469 5,963,696 639,495 190,857 2023 Residential Service 311,291 1,174,798 248,881 1,850,772 416,315 366,788 130,702 3,178,004 434,662 128,097 Commercial & Industrial 159,587 640,511 35,853 1,054,055 101,521 214,842 28,682 2,063,517 143,401 48,747 Other 4,292 42,645 19,599 10,988 120 698 22,088 306,631 18,955 6,374 Total MWh Sales 475,170 1,857,953 304,333 2,915,815 517,957 582,328 181,471 5,548,151 597,018 183,217 2022 Residential Service 327,084 1,215,797 248,393 1,876,572 438,519 410,046 133,760 3,327,794 459,678 127,566 Commercial & Industrial 73,097 639,544 40,630 1,063,758 104,136 217,001 31,948 2,066,222 160,625 52,906 Other 5,517 47,178 17,834 10,704 123 979 30,170 314,111 21,150 6,709 Total MWh Sales 405,698 1,902,519 306,856 2,951,033 542,778 628,027 195,878 5,708,128 641,452 187,181

Table 3 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2024 Residential Service 76,206 298,974 132,645 147,116 553,765 222,583 218,845 744,068 2,573,235 111,675 Commercial & Industrial 45,962 81,709 45,246 104,654 287,044 32,622 80,302 374,989 1,031,517 72,454 Other 26,060 76,529 12,604 6,855 17,591 26,842 - 40,440 185,460 3,676 Total MWh Sales 148,228 457,212 190,495 258,625 858,400 282,048 299,147 1,159,497 3,790,212 187,805 2023 Residential Service 73,099 285,847 127,237 141,738 524,116 214,750 201,779 727,488 2,401,600 108,066 Commercial & Industrial 46,915 78,523 44,043 97,779 100,060 32,905 68,493 330,284 999,686 70,923 Other 22,667 75,457 10,417 6,121 16,734 20,369 - 38,714 181,589 4,677 Total MWh Sales 142,681 439,826 181,698 245,638 640,910 268,023 270,272 1,096,486 3,582,875 183,666 2022 Residential Service 73,611 289,178 128,314 144,165 531,475 225,872 214,462 739,024 2,469,224 109,029 Commercial & Industrial 46,902 77,104 44,571 99,634 85,609 34,800 72,737 329,376 1,018,679 71,496 Other 29,814 74,645 11,543 6,530 17,088 26,526 - 44,921 185,155 5,126 Total MWh Sales 150,327 440,927 184,428 250,328 634,171 287,198 287,199 1,113,321 3,673,058 185,651 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2024 Residential Service 1,602,968 309,085 233,692 148,849 298,324 119,106 1,964,784 191,836 27,513,074 Commercial & Industrial 492,331 60,584 97,136 32,990 111,282 15,566 1,984,265 245,718 13,948,202 Other 17,138 5,474 43,110 47,312 - 3,236 65,558 9,045 1,464,933 Total MWh Sales 2,112,437 375,144 373,938 229,152 409,606 137,908 4,014,607 446,598 42,926,208 2023 Residential Service 1,500,882 286,668 224,423 144,311 275,830 113,967 1,822,039 171,180 25,692,944 Commercial & Industrial 459,133 58,048 93,609 29,045 106,392 15,251 1,712,200 235,552 12,949,435 Other 17,112 4,712 40,899 52,673 - 3,078 61,550 7,170 1,413,937 Total MWh Sales 1,977,128 349,429 358,931 226,028 382,222 132,297 3,595,789 413,903 40,056,315 2022 Residential Service 1,556,491 298,307 227,101 146,333 289,840 113,432 1,932,954 187,259 26,554,983 Commercial & Industrial 476,707 58,221 90,670 29,518 106,364 16,569 1,382,244 168,867 12,508,511 Other 17,779 4,627 44,380 47,562 - 3,051 58,182 7,422 1,465,849 Total MWh Sales 2,050,978 361,155 362,151 223,413 396,204 133,052 3,373,380 363,548 40,529,342

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 4 ANNUAL REVENUES BY CONSUMER CLASS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2024 Residential Service $37,983,499 $92,851,841 $45,716,087 $102,625,216 $114,964,860 $43,271,020 $307,064,174 $121,005,826 $157,461,435 $80,976,034 Commercial & Industrial 29,820,951 18,212,898 13,624,509 37,238,045 45,439,497 24,699,548 112,745,135 32,542,969 54,704,541 26,128,906 Other 1,330,481 27,698 2,783,880 1,152,821 1,064,431 454,554 25,123,021 11,999,881 2,188,152 7,203,590 Total Electric Sales $69,134,931 $111,092,437 $62,124,476 $141,016,082 $161,468,788 $68,425,122 $444,932,330 $165,548,676 $214,354,128 $114,308,530 Other Operating Revenue 421,607 8,072,460 13,153,861 6,865,172 14,604,939 4,846,469 10,261,864 4,074,986 10,075,438 4,436,642 Total Operating Revenue $69,556,538 $119,164,897 $75,278,337 $147,881,254 $176,073,727 $73,271,591 $455,194,194 $169,623,662 $224,429,566 $118,745,172 2023 Residential Service $35,762,142 $82,491,698 $40,770,490 $97,149,430 $105,620,018 $39,623,478 $294,316,938 $111,152,711 $135,259,470 $79,280,116 Commercial & Industrial 27,862,481 16,432,964 12,679,496 36,700,864 41,527,694 24,315,801 111,500,385 31,436,044 47,473,258 25,560,239 Other 1,341,200 25,635 2,221,408 1,093,341 1,063,497 437,782 23,647,004 12,453,621 2,150,891 7,167,747 Total Electric Sales $64,965,823 $98,950,297 $55,671,394 $134,943,635 $148,211,209 $64,377,061 $429,464,327 $155,042,376 $184,883,619 $112,008,102 Other Operating Revenue 1,124,153 5,094,009 11,439,543 7,193,081 11,078,054 2,576,356 10,091,160 4,072,321 5,715,266 2,408,646 Total Operating Revenue $66,089,976 $104,044,306 $67,110,937 $142,136,716 $159,289,263 $66,953,417 $439,555,487 $159,114,697 $190,598,885 $114,416,748 2022 Residential Service $34,611,328 $83,713,185 $39,565,688 $94,360,649 $105,164,396 $40,356,183 $316,853,414 $119,140,699 $145,755,946 $77,356,082 Commercial & Industrial 23,073,256 16,467,533 11,910,805 34,092,521 42,300,137 25,410,283 115,030,381 32,065,097 50,336,931 24,590,702 Other 1,311,581 27,415 2,342,584 1,053,490 958,715 459,692 23,678,374 12,610,926 2,119,531 7,520,986 Total Electric Sales $58,996,165 $100,208,133 $53,819,077 $129,506,660 $148,423,248 $66,226,158 $455,562,169 $163,816,722 $198,212,408 $109,467,770 Other Operating Revenue 2,041,601 9,174,772 14,004,902 8,831,980 14,287,025 834,566 10,211,711 4,051,932 10,014,298 1,949,985 Total Operating Revenue $61,037,766 $109,382,905 $67,823,979 $138,338,640 $162,710,273 $67,060,724 $465,773,880 $167,868,654 $208,226,706 $111,417,755 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2024 Residential Service $45,449,767 $171,879,628 $38,617,289 $241,837,680 $62,308,301 $54,598,052 $23,091,831 $395,695,338 $60,483,806 $19,312,533 Commercial & Industrial 15,836,747 70,303,462 4,612,246 120,801,185 12,762,723 28,213,370 4,073,800 207,424,490 15,915,759 5,121,840 Other 1,179,601 6,875,561 3,016,360 3,387,790 32,683 83,577 4,918,705 39,845,555 3,193,265 1,087,651 Total Electric Sales $62,466,115 $249,058,651 $46,245,895 $366,026,655 $75,103,707 $82,894,999 $32,084,336 $642,965,383 $79,592,830 $25,522,024 Other Operating Revenue (2,090,146) 4,576,610 2,898,972 2,254,650 9,595,309 3,074,525 4,630,837 7,715,395 2,648,017 1,421,724 Total Operating Revenue $60,375,969 $253,635,261 $49,144,867 $368,281,305 $84,699,016 $85,969,524 $36,715,173 $650,680,778 $82,240,847 $26,943,748 2023 Residential Service $41,102,343 $158,591,838 $36,934,267 $221,691,038 $57,340,008 $45,016,099 $21,574,801 $380,615,260 $58,540,782 $18,160,026 Commercial & Industrial 13,348,950 67,365,532 4,321,100 113,442,688 12,156,757 24,654,964 4,182,560 205,956,203 14,282,740 4,666,830 Other 983,666 6,407,242 3,075,283 3,310,989 33,439 69,541 4,969,962 39,159,091 3,097,913 980,383 Total Electric Sales $55,434,959 $232,364,612 $44,330,650 $338,444,715 $69,530,204 $69,740,604 $30,727,323 $625,730,554 $75,921,435 $23,807,239 Other Operating Revenue (632,402) 1,831,050 1,410,966 (10,799,778) 6,118,078 3,358,750 2,095,569 (10,627,056) 2,677,619 (164,905) Total Operating Revenue $54,802,557 $234,195,662 $45,741,616 $327,644,937 $75,648,282 $73,099,354 $32,822,892 $615,103,498 $78,599,054 $23,642,334 2022 Residential Service $42,090,017 $161,300,664 $37,624,910 $204,914,449 $56,868,706 $57,503,106 $20,397,592 $404,591,448 $57,999,341 $18,032,789 Commercial & Industrial 9,518,833 69,360,175 4,854,173 100,296,904 12,188,976 28,967,356 4,043,564 207,540,163 14,543,778 5,043,049 Other 1,170,485 6,853,394 2,960,373 3,239,532 29,316 109,410 4,918,654 40,013,617 3,151,557 1,016,363 Total Electric Sales $52,779,335 $237,514,233 $45,439,456 $308,450,885 $69,086,998 $86,579,872 $29,359,810 $652,145,228 $75,694,676 $24,092,201 Other Operating Revenue 4,726,028 14,170,904 2,079,685 22,487,564 6,413,431 2,747,570 59,733 9,912,071 2,456,524 1,006,852 Total Operating Revenue $57,505,363 $251,685,137 $47,519,141 $330,938,449 $75,500,429 $89,327,442 $29,419,543 $662,057,299 $78,151,200 $25,099,053

Table 4 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2024 Residential Service $13,365,971 $47,853,845 $20,560,287 $23,115,301 $78,347,815 $32,351,001 $31,554,870 $103,953,435 $296,924,696 $17,087,983 Commercial & Industrial 7,889,293 10,552,544 5,568,804 11,196,714 16,202,943 3,830,633 10,527,887 27,321,780 103,300,341 8,766,722 Other 5,277,570 11,643,422 2,223,624 942,285 2,375,236 4,221,376 - 7,062,586 20,951,920 753,414 Total Electric Sales $26,532,834 $70,049,811 $28,352,715 $35,254,300 $96,925,994 $40,403,010 $42,082,757 $138,337,801 $421,176,957 $26,608,119 Other Operating Revenue 3,767,485 4,169,118 3,923,345 1,860,283 916,150 1,505,304 746,402 12,321,447 28,829,818 1,153,087 Total Operating Revenue $30,300,319 $74,218,929 $32,276,060 $37,114,583 $97,842,144 $41,908,314 $42,829,159 $150,659,248 $450,006,775 $27,761,206 2023 Residential Service $12,366,856 $44,639,679 $18,978,001 $22,373,871 $73,088,751 $30,752,844 $29,254,978 $96,076,792 $302,161,217 $16,298,143 Commercial & Industrial 7,718,984 9,902,952 5,340,440 10,717,348 10,547,810 3,717,803 9,277,771 24,572,192 106,739,374 8,441,072 Other 4,444,673 10,907,602 1,626,265 855,029 2,215,698 3,334,794 - 6,429,643 19,294,785 830,318 Total Electric Sales $24,530,513 $65,450,233 $25,944,706 $33,946,248 $85,852,259 $37,805,441 $38,532,749 $127,078,627 $428,195,376 $25,569,533 Other Operating Revenue 1,897,899 1,857,113 1,836,384 1,601,344 871,768 (330,142) (759,534) 8,222,235 13,299,157 369,411 Total Operating Revenue $26,428,412 $67,307,346 $27,781,090 $35,547,592 $86,724,027 $37,475,299 $37,773,215 $135,300,862 $441,494,533 $25,938,944 2022 Residential Service $11,104,763 $45,401,693 $18,032,704 $20,352,223 $72,116,307 $30,491,126 $30,157,737 $99,461,450 $297,588,972 $14,644,320 Commercial & Industrial 6,840,960 10,084,219 5,548,168 9,838,058 9,904,549 3,733,348 9,823,738 26,411,702 104,525,418 7,426,830 Other 5,041,661 11,083,290 2,012,549 814,343 2,201,449 3,932,479 - 7,242,820 19,405,620 736,293 Total Electric Sales $22,987,384 $66,569,202 $25,593,421 $31,004,624 $84,222,305 $38,156,953 $39,981,475 $133,115,972 $421,520,010 $22,807,443 Other Operating Revenue 936,013 3,123,560 680,967 2,280,664 1,380,719 2,109,933 1,293,060 4,596,975 30,823,506 816,990 Total Operating Revenue $23,923,397 $69,692,762 $26,274,388 $33,285,288 $85,603,024 $40,266,886 $41,274,535 $137,712,947 $452,343,516 $23,624,433 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2024 Residential Service $197,462,670 $50,711,311 $33,043,452 $25,210,913 $44,242,017 $15,878,891 $255,174,739 $28,160,449 $3,532,193,863 Commercial & Industrial 47,195,972 8,651,113 14,634,542 5,758,763 12,241,959 2,036,066 131,821,283 19,617,539 1,327,337,519 Other 3,593,319 715,553 6,679,138 9,561,486 - 484,245 9,774,206 1,257,977 204,466,614 Total Electric Sales $248,251,961 $60,077,977 $54,357,132 $40,531,162 $56,483,976 $18,399,202 $396,770,228 $49,035,965 $5,063,997,996 Other Operating Revenue 13,708,796 4,620,960 761,898 957,400 2,247,889 616,050 330,891 2,485,566 198,461,220 Total Operating Revenue $261,960,757 $64,698,937 $55,119,030 $41,488,562 $58,731,865 $19,015,252 $397,101,119 $51,521,531 $5,262,459,216 2023 Residential Service $184,093,651 $46,456,273 $30,996,946 $23,493,553 $40,265,983 $15,425,757 $243,493,771 $24,983,699 $3,316,193,718 Commercial & Industrial 44,268,515 8,173,622 13,794,336 4,949,430 11,696,846 2,031,273 119,113,060 18,732,486 1,259,602,864 Other 3,495,810 653,604 6,235,694 10,193,223 - 470,180 9,264,205 1,002,445 194,943,603 Total Electric Sales $231,857,976 $55,283,499 $51,026,976 $38,636,206 $51,962,829 $17,927,210 $371,871,036 $44,718,630 $4,770,740,185 Other Operating Revenue (2,512,914) 3,826,462 1,317,563 810,249 1,925,688 846,434 (8,343,420) 3,142,408 85,938,585 Total Operating Revenue $229,345,062 $59,109,961 $52,344,539 $39,446,455 $53,888,517 $18,773,644 $363,527,616 $47,861,038 $4,856,678,770 2022 Residential Service $185,317,977 $44,062,102 $30,436,922 $21,772,179 $42,135,551 $14,794,261 $242,083,316 $27,226,024 $3,365,380,219 Commercial & Industrial 43,866,960 7,455,565 13,036,283 4,491,619 12,559,026 2,078,749 102,853,775 17,431,178 1,229,544,762 Other 3,442,986 551,577 6,418,361 8,748,557 - 433,667 8,626,990 1,060,224 197,298,861 Total Electric Sales $232,627,923 $52,069,244 $49,891,566 $35,012,355 $54,694,577 $17,306,677 $353,564,081 $45,717,426 $4,792,223,842 Other Operating Revenue 28,871,248 1,679,249 3,125,268 693,050 1,572,169 657,079 23,213,987 1,302,429 250,620,000 Total Operating Revenue $261,499,171 $53,748,493 $53,016,834 $35,705,405 $56,266,746 $17,963,756 $376,778,068 $47,019,855 $5,042,843,842

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 5 SUMMARY OF OPERATING RESULTS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2024 Operating Revenue & Patronage Capital $69,556,538 $119,164,897 $75,278,337 $147,881,253 $176,073,727 $73,271,591 $455,194,194 $169,623,664 $224,429,565 $118,745,172 Depreciation and Amortization 5,702,933 8,380,133 7,163,967 12,057,516 10,971,218 58,709,294 37,924,374 12,606,683 14,367,218 9,749,133 Other Operating Expenses 55,441,472 104,405,338 61,899,940 114,750,161 148,321,282 5,658,301 394,041,701 144,986,984 192,594,551 94,692,615 Electric Operating Margin $8,412,133 $6,379,426 $6,214,430 $21,073,576 $16,781,227 $8,903,996 $23,228,120 $12,029,997 $17,467,796 $14,303,424 Other Income 2,342,064 3,320,039 1,995,075 3,782,948 8,417,842 1,821,478 131,061,563 2,057,195 20,736,866 3,096,046 Gross Operating Margin $10,754,197 $9,699,465 $8,209,505 $24,856,524 $25,199,069 $10,725,474 $154,289,683 $14,087,192 $38,204,662 $17,399,470 Interest on Long-term Debt 2,884,879 3,252,365 3,129,718 5,521,135 12,026,788 3,114,723 15,045,128 5,128,381 6,936,505 6,891,782 Other Deductions 517,159 2,080,404 16,690 32,989 1,365,750 239,046 1,156,677 1,878,807 1,428,971 72,045 Net Margins $7,352,159 $4,366,696 $5,063,097 $19,302,400 $11,806,531 $7,371,705 $138,087,878 $7,080,004 $29,839,186 $10,435,643 2023 Operating Revenue & Patronage Capital $66,089,976 $104,044,306 $67,110,938 $142,136,716 $159,289,263 $66,953,417 $439,555,487 $159,114,697 $190,598,884 $114,416,748 Depreciation and Amortization 4,788,353 8,160,471 6,776,058 11,130,818 9,681,035 5,145,614 35,584,293 12,042,286 13,487,567 10,148,628 Other Operating Expenses 50,145,915 90,838,055 54,806,918 101,027,080 136,418,487 52,032,709 385,441,724 132,072,796 165,906,458 93,909,433 Electric Operating Margin $11,155,708 $5,045,780 $5,527,962 $29,978,818 $13,189,741 $9,775,094 $18,529,470 $14,999,615 $11,204,859 $10,358,687 Other Income 2,800,351 3,885,936 1,951,928 2,320,198 7,617,211 1,272,579 95,817,444 2,576,202 17,641,698 2,810,470 Gross Operating Margin $13,956,059 $8,931,716 $7,479,890 $32,299,016 $20,806,952 $11,047,673 $114,346,914 $17,575,817 $28,846,557 $13,169,157 Interest on Long-term Debt 2,431,923 3,397,845 2,595,579 4,775,459 7,870,609 2,566,451 15,860,514 4,872,688 6,125,446 6,549,963 Other Deductions 492,269 725,946 9,325 12,796 4,188,325 176,753 1,288,626 673,745 1,121,960 27,780 Net Margins $11,031,867 $4,807,925 $4,874,986 $27,510,761 $8,748,018 $8,304,469 $97,197,774 $12,029,384 $21,599,151 $6,591,414 2022 Operating Revenue & Patronage Capital $61,037,766 $109,382,905 $67,823,979 $138,338,640 $162,710,273 $67,060,725 $465,773,880 $167,868,654 $208,226,706 $111,417,755 Depreciation and Amortization 4,490,139 7,738,396 6,591,212 10,433,307 8,824,503 4,666,217 33,294,569 11,541,110 12,632,273 9,815,658 Other Operating Expenses 54,254,694 98,391,170 59,145,035 116,288,238 145,432,838 59,096,564 408,423,697 149,538,320 186,478,716 92,593,206 Electric Operating Margin $2,292,933 $3,253,339 $2,087,732 $11,617,095 $8,452,932 $3,297,944 $24,055,614 $6,789,224 $9,115,717 $9,008,891 Other Income 541,960 1,623,473 1,373,440 714,489 4,187,305 1,354,906 101,704,719 2,327,475 2,077,264 2,411,574 Gross Operating Margin $2,834,893 $4,876,812 $3,461,172 $12,331,584 $12,640,237 $4,652,850 $125,760,333 $9,116,699 $11,192,981 $11,420,465 Interest on Long-term Debt 1,913,496 3,192,160 2,118,093 4,229,043 5,208,630 2,538,089 17,074,533 4,854,707 5,502,620 5,622,166 Other Deductions 164,422 140,619 10,955 40,517 1,451,491 12.537 998,921 - 540,910 188,882 Net Margins $756,975 $1,544,033 $1,332,124 $8,062,024 $5,980,116 $2,102,224 $107,686,879 $4,261,992 $5,149,451 $5,609,417 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2024 Operating Revenue & Patronage Capital $60,375,969 $253,635,261 $49,144,868 $368,281,304 84,699,016 $85,969,524 $36,715,173 $650,680,778 $82,240,847 $26,943,749 Depreciation and Amortization 3,572,335 18,388,069 4,377,099 24,589,391 8,559,011 6,592,859 4,337,536 45,107,491 6,875,182 2,678,150 Other Operating Expenses 54,900,920 221,609,615 38,078,197 318,251,637 65,227,139 71,360,330 25,628,488 566,234,300 70,731,510 21,306,475 Electric Operating Margin $1,902,714 $13,637,577 $6,689,572 $25,440,276 10,912,866 $8,016,335 $6,749,149 $39,338,987 $4,634,155 $2,959,124 Other Income 3,228,397 5,517,188 3,096,352 10,776,681 4,283,838 5,424,393 1,338,969 31,371,046 799,597 407,197 Gross Operating Margin $5,131,111 $19,154,765 $9,785,924 $36,216,957 15,196,704 $13,440,728 $8,088,118 $70,710,033 $5,433,752 $3,366,321 Interest on Long-term Debt 1,482,851 8,907,177 4,007,163 13,331,428 4,393,891 2,743,928 4,928,946 18,815,789 3,390,550 1,261,653 Other Deductions - 1,928,122 41,131 277,802 1,081,670 2,385 600,702 60,428 189,026 538,347 Net Margins $3,648,260 $8,319,466 $5,737,630 $22,607,727 9,721,143 $10,694,415 $2,558,470 $51,833,816 $1,854,176 $1,566,321 2023 Operating Revenue & Patronage Capital $54,802,552 $234,195,662 $45,741,615 $327,644,936 $75,648,282 $73,099,354 $32,822,892 $615,103,498 $78,599,054 $23,642,334 Depreciation and Amortization 3,467,186 16,904,171 3,845,790 22,591,724 8,731,685 6,299,544 4,071,939 44,278,176 6,414,069 2,572,011 Other Operating Expenses 49,587,252 206,384,712 34,338,819 286,396,181 57,901,576 63,045,446 24,027,721 532,116,643 61,076,919 19,335,088 Electric Operating Margin $1,757,114 $10,906,779 $7,557,006 $18,657,031 $9,015,021 $3,754,364 $4,723,232 $38,708,679 $11,108,066 $1,735,235 Other Income 2,557,140 8,441,927 3,918,997 10,911,096 4,746,990 5,110,774 1,547,497 28,113,368 1,307,826 348,079 Gross Operating Margin $4,314,254 $19,348,706 $11,476,003 $29,568,127 $13,762,011 $8,865,138 $6,270,729 $66,822,047 $12,415,892 $2,083,314 Interest on Long-term Debt 1,439,449 7,280,949 2,597,909 12,044,450 3,726,060 2,411,669 3,324,518 17,099,954 3,039,589 1,100,000 Other Deductions - 1,304,589 161,926 438,681 687,977 2,060 473,460 47,021 267,966 - Net Margins $2,874,805 $10,763,168 $8,716,168 $17,084,996 $9,347,974 $6,451,409 $2,472,751 $49,675,072 $9,108,337 $983,314 2022 Operating Revenue & Patronage Capital $57,505,363 $251,685,137 $47,519,141 $330,938,449 $75,500,429 $89,327,442 $29,419,544 $662,057,299 $78,151,200 $25,099,053 Depreciation and Amortization 3,270,383 16,241,278 3,670,698 21,559,980 7,466,653 5,976,089 3,486,809 40,768,375 6,129,635 2,494,794 Other Operating Expenses 52,801,777 222,177,485 38,185,470 293,437,428 68,759,893 70,389,573 26,362,733 588,992,605 69,005,654 21,352,580 Electric Operating Margin $1,433,203 $13,266,374 $5,662,973 $15,941,041 ($726,117) $12,961,780 ($429,998) $32,296,319 $3,015,911 $1,251,679 Other Income 1,725,077 1,119,666 4,509,641 9,771,437 3,186,452 3,374,069 703,980 22,372,846 1,022,350 150,636 Gross Operating Margin $3,158,280 $14,386,040 $10,172,614 $25,712,478 $2,460,335 $16,335,849 $273,982 $54,669,165 $4,038,261 $1,402,315 Interest on Long-term Debt 1,048,979 6,024,325 1,661,961 9,669,569 3,072,624 1,882,325 2,144,675 16,160,016 2,536,713 699,000 Other Deductions - 511,394 228,306 440,510 345,797 2,583 87,851 20,678 150,940 - Net Margins $2,109,301 $7,850,321 $8,282,347 $15,602,399 ($958,086) $14,450,941 ($1,958,544) $38,488,471 $1,350,608 $703,315

Table 5 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2024 Operating Revenue & Patronage Capital $30,300,319 $74,218,929 $32,276,060 $37,114,583 $99,842,144 $41,908,314 $42,829,159 $150,659,244 $450,006,775 $27,761,206 Depreciation and Amortization 3,874,287 5,757,707 2,108,245 2,636,993 6,955,280 3,102,319 3,446,501 12,280,209 26,404,408 1,495,258 Other Operating Expenses 19,559,596 59,542,533 22,511,809 30,307,467 82,032,999 35,031,903 36,863,082 112,993,775 388,916,674 23,283,536 Electric Operating Margin $6,866,436 $8,918,689 $7,656,006 $4,170,123 $10,853,865 $3,774,092 $2,519,576 $25,385,260 $34,685,693 $2,982,412 Other Income 1,188,544 3,165,116 1,012,564 1,244,318 2,254,808 2,433,218 1,800,751 5,478,448 16,509,720 1,119,857 Gross Operating Margin $8,054,980 $12,083,805 $8,668,570 $5,414,441 $13,108,673 $6,207,310 $4,320,327 $30,863,708 $51,195,413 $4,102,269 Interest on Long-term Debt 3,487,766 4,989,561 1,516,421 2,033,896 5,115,284 1,339,652 1,875,700 9,751,886 12,878,175 1,072,740 Other Deductions 704,978 606,104 33,05 288,238 421,243 65,675 236,599 2,125,594 28,454 264,876 Net Margins $3,862,236 $6,488,140 $7,118,644 $3,092,307 $7,572,146 $4,801,983 $2,208,028 $18,986,228 $38,288,784 $2,764,653 2023 Operating Revenue & Patronage Capital $26,428,412 $67,307,346 $27,781,090 $35,547,592 $86,724,027 $37,475,300 $37,773,215 $135,300,859 $441,494,534 $25,938,943 Depreciation and Amortization 2,899,337 5,260,074 1,708,667 2,535,956 6,614,787 2,990,595 3,376,742 10,183,221 25,078,379 1,396,940 Other Operating Expenses 18,310,564 53,210,397 22,095,988 27,810,470 72,413,307 30,569,287 31,545,647 110,408,593 386,647,335 19,016,220 Electric Operating Margin $5,218,511 $8,836,875 $3,976,435 $5,201,166 $7,695,933 $3,915,418 $2,850,826 $14,709,045 $29,768,820 $5,525,783 Other Income 1,390,423 2,574,202 1,041,523 1,232,143 2,128,816 2,045,285 1,486,523 5,782,176 13,872,073 1,383,454 Gross Operating Margin $6,608,934 $11,411,077 $5,017,958 $6,433,309 $9,824,749 $5,960,703 $4,337,349 $20,491,221 $43,640,893 $6,909,237 Interest on Long-term Debt 2,212,369 3,239,347 1,065,178 1,431,628 4,220,431 1,233,310 1,651,368 7,909,424 11,045,183 973,398 Other Deductions 570,597 238,446 19,093 422,621 359,740 11,874 181,540 1,294,435 110,749 84,505 Net Margins $3,825,968 $7,933,284 $3,933,687 $4,579,060 $5,244,578 $4,715,519 $2,504,441 $11,287,362 $32,484,961 $5,851,334 2022 Operating Revenue & Patronage Capital $23,923,397 $69,692,762 $26,274,388 $33,285,288 $85,603,024 $40,266,887 $41,274,535 $137,712,945 $452,343,517 $23,624,433 Depreciation and Amortization 2,020,033 5,001,400 1,651,204 2,463,029 6,242,402 2,804,453 3,080,493 8,373,385 23,317,019 1,300,451 Other Operating Expenses 20,433,253 59,252,431 25,318,028 30,459,546 74,076,344 34,836,609 34,818,923 123,067,403 396,832,069 20,944,391 Electric Operating Margin $1,470,111 $5,438,931 ($694,844) $362,713 $5,284,278 $2,625,825 $3,375,119 $6,272,157 $32,194,429 $1,379,591 Other Income 729,823 1,668,838 309,395 868,223 1,958,518 1,570,766 1,103,661 3,256,161 8,351,313 355,439 Gross Operating Margin $2,199,934 $7,107,769 ($385,449) $1,230,936 $7,242,796 $4,196,591 $4,478,780 $9,528,318 $40,545,742 $1,735,030 Interest on Long-term Debt 1,217,653 2,827,102 253,078 1,347,642 3,951,256 1,106,754 1,601,131 5,241,838 10,349,046 867,422 Other Deductions 199,101 109,255 17,781 139,071 52,763 1,275 12,237 313,716 3,488 766,467 Net Margins $783,180 $4,171,412 ($656,308) ($255,777) $3,238,777 $3,088,562 $2,865,412 $3,972,764 $30,193,208 $101,141 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2024 Operating Revenue & Patronage Capital $261,960,757 $64,698,938 $55,119,030 $41,488,561 $58,731,865 $19,015,253 $397,101,119 $51,521,526 $5,264,459,209 Depreciation and Amortization 12,532,370 6,599,540 4,937,966 2,980,213 6,254,829 1,084,686 18,177,685 3,837,822 427,175,910 Other Operating Expenses 233,109,908 49,496,161 46,604,371 31,557,615 45,438,110 15,575,231 361,862,732 42,010,317 4,406,818,775 Electric Operating Margin $16,318,479 $8,603,237 $3,576,693 $6,950,733 $7,038,926 $2,355,336 $17,060,702 $5,673,387 $430,464,525 Other Income 4,016,050 3,360,651 1,914,723 777,626 1,092,243 921,622 15,001,980 1,795,450 309,962,463 Gross Operating Margin $20,334,529 $11,963,888 $5,491,416 $7,728,359 $8,131,169 $3,276,958 $32,062,682 $7,468,837 $740,426,988 Interest on Long-term Debt 5,192,528 3,227,330 2,513,108 1,820,310 4,924,711 387,319 8,273,050 4,251,101 201,845,318 Other Deductions 57,886 - 308,609 61,393 381,668 21,613 433,473 - 19,548,059 Net Margins $15,084,115 $8,736,558 $2,669,699 $5,846,656 $2,824,790 $2,868,026 $23,356,159 $3,217,736 $519,033,611 2023 Operating Revenue & Patronage Capital $229,345,062 $59,109,961 $52,344,539 $39,446,455 $53,888,521 $18,773,644 $363,527,616 $47,861,040 $4,856,678,767 Depreciation and Amortization 12,454,916 5,554,183 4,584,911 2,891,117 5,361,774 1,040,948 17,325,291 3,252,776 350,632,032 Other Operating Expenses 209,351,331 46,367,654 43,042,232 28,783,533 40,998,773 14,698,173 327,798,062 40,972,291 4,120,840,789 Electric Operating Margin $7,538,815 $7,188,124 $4,717,396 $7,771,805 $7,527,974 $3,034,523 $18,404,263 $3,635,973 $385,205,946 Other Income 2,996,084 2,842,775 1,825,310 3,167,496 (339,449) 853,774 15,577,925 2,351,889 267,910,133 Gross Operating Margin $10,534,899 $10,030,899 $6,542,706 $10,939,301 $7,188,525 $3,888,297 $33,982,188 $5,987,862 $653,116,079 Interest on Long-term Debt 4,672,684 2,943,106 2,069,740 1,953,356 4,172,999 216,313 7,050,219 3,161,256 172,332,333 Other Deductions 142,039 - 406,304 88,921 592,063 17,876 422,588 - 17,064,596 Net Margins $5,720,176 $7,087,793 $4,066,662 $8,897,024 $2,423,463 $3,654,108 $26,509,381 $2,826,606 $463,719,150 2022 Operating Revenue & Patronage Capital $261,499,170 $53,748,494 $53,016,834 $35,705,405 $56,266,746 $17,963,752 $376,778,069 $47,019,852 $5,042,843,838 Depreciation and Amortization 12,058,802 3,735,601 4,306,282 2,758,576 4,476,631 1,001,687 16,611,632 3,024,595 325,319,753 Other Operating Expenses 244,398,779 48,021,609 44,611,163 32,016,025 45,479,975 17,019,068 354,043,262 42,007,891 4,468,744,445 Electric Operating Margin $5,041,589 $1,991,284 $4,099,389 $930,804 $6,310,140 ($57,033) $6,123,175 $1,987,366 $248,779,640 Other Income 3,053,358 1,164,815 1,337,128 4,366,873 (1,179,390) 494,893 7,562,039 802,631 204,027,243 Gross Operating Margin $8,094,947 $3,156,099 $5,436,517 $5,297,677 $5,130,750 $437,890 $13,685,214 $2,789,997 $452,806,883 Interest on Long-term Debt 4,114,436 1,963,478 1,934,407 1,707,284 3,308,605 280,326 5,403,917 1,728,508 146,357,607 Other Deductions 42,420 500 215,812 34,847 30,893 16,092 300,869 - 7,593,900 Net Margins $3,938,091 $1,192,121 $3,286,298 $3,555,546 $1,791,252 $141,472 $7,980,428 $1,061,489 $298,855,376

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 6 CONDENSED BALANCE SHEET INFORMATION OF EACH MEMBER (as of December 31) Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2024 ASSETS Total Utility Plant (1) $211,859,763 $294,868,950 $201,676,035 $403,010,259 $480,483,025 $186,467,284 $1,133,118,579 $405,515,099 $494,032,163 $331,869,107 Depreciation 54,621,776 99,970,934 57,574,604 112,443,934 55,686,904 42,635,071 342,686,715 142,815,757 161,607,430 115,279,901 Net Plant 157,237,987 194,898,016 144,101,431 290,566,325 424,796,121 143,832,213 790,431,864 262,699,342 332,424,733 216,589,206 Other Assets 89,837,691 62,514,748 55,137,302 64,652,350 117,898,458 37,731,974 525,011,844 169,578,044 181,351,399 52,462,151 Total Assets $247,075,678 $257,412,764 $199,238,733 $355,218,675 $542,694,579 $181,564,187 $1,315,443,708 $432,277,386 $513,776,132 $269,051,357 EQUITY & LIABILITIES Equity $107,790,345 $82,383,400 $75,676,791 $163,525,089 $118,573,998 $68,662,960 $879,545,577 $159,025,243 $235,585,898 $93,479,324 Long-term Debt 80,113,326 89,942,112 69,374,523 164,281,340 307,027,836 88,579,994 287,996,600 149,705,237 200,919,299 143,534,720 Other Liabilities 59,172,007 85,087,252 54,187,419 27,412,246 117,092,745 24,321,233 147,901,531 123,546,906 77,270,935 32,037,313 Total Equity and Liabilities $247,075,678 $257,412,764 $199,238,733 $355,218,675 $542,694,579 $181,564,187 $1,315,443,708 $432,277,386 $513,776,132 $269,051,357 2023 ASSETS Total Utility Plant (1) $193,795,964 $280,108,748 $188,085,999 $371,684,336 $432,196,863 $168,067,591 $1,087,732,079 $383,254,777 $462,691,430 $315,277,784 Depreciation 49,694,703 96,097,801 54,388,383 105,282,767 53,883,597 38,958,400 324,414,755 132,448,055 153,203,893 111,140,347 Net Plant 144,101,261 184,010,947 133,697,616 266,401,569 378,313,266 129,109,191 763,317,324 250,806,722 309,487,537 204,137,437 Other Assets 60,145,493 55,135,910 41,226,256 63,771,453 101,840,651 32,995,791 456,307,067 101,625,479 159,705,578 49,857,062 Total Assets $204,246,754 $239,146,857 $174,923,872 $330,173,022 $480,153,917 $162,104,982 $1,219,624,391 $352,432,201 $469,193,115 $253,994,499 EQUITY & LIABILITIES Equity $100,491,457 $81,255,658 $71,195,125 $151,254,239 $108,168,075 $63,318,815 $754,717,123 $150,326,069 $208,809,358 $85,524,865 Long-term Debt 75,819,508 93,844,157 72,860,015 150,926,482 250,082,109 72,380,246 326,758,765 139,057,482 208,371,698 135,963,771 Other Liabilities 27,935,789 64,047,042 30,868,732 27,992,301 121,903,733 26,405,921 138,148,503 63,048,650 52,012,059 32,505,863 Total Equity and Liabilities $204,246,754 $239,146,857 $174,923,872 $330,173,022 $480,153,917 $162,104,982 $1,219,624,391 $352,432,201 $469,193,115 $253,994,499 2022 ASSETS Total Utility Plant (1) $168,772,625 $265,816,628 $176,399,666 $343,948,470 $357,636,123 $150,257,207 $1,041,956,909 $364,339,508 $436,286,157 $295,205,313 Depreciation 45,590,296 93,694,979 52,501,813 98,762,539 62,555,311 35,854,378 313,174,767 122,293,338 147,135,853 102,377,286 Net Plant 123,182,329 172,121,649 123,897,853 245,185,931 295,080,812 114,402,829 728,782,142 242,046,170 289,150,304 192,828,027 Other Assets 63,027,533 54,319,547 39,883,474 51,273,826 99,005,741 37,676,689 444,680,410 101,422,886 145,277,399 45,763,159 Total Assets $186,209,862 $226,441,196 $163,781,327 $296,459,757 $394,086,553 $152,079,518 $1,173,462,552 $343,469,056 $434,427,703 $238,591,186 EQUITY & LIABILITIES Equity $89,677,082 $79,540,486 $69,468,144 $129,450,710 $101,002,281 $56,906,155 $672,469,164 $158,564,105 $189,909,719 $78,954,344 Long-term Debt 72,129,136 92,615,584 63,152,367 134,344,474 188,701,235 76,300,457 372,804,266 136,302,038 183,043,939 132,506,991 Other Liabilities 24,403,644 54,285,126 31,160,816 32,664,573 104,383,037 18,872,906 128,189,122 48,602,913 61,474,045 27,129,851 Total Equity and Liabilities $186,209,862 $226,441,196 $163,781,327 $296,459,757 $394,086,553 $152,079,518 $1,173,462,552 $343,469,056 $434,427,703 $238,591,186 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2024 ASSETS Total Utility Plant (1) $133,238,307 $596,930,961 $168,178,432 $794,648,085 $284,390,987 $226,847,608 $177,053,783 $1,449,464,327 $235,693,079 $91,101,223 Depreciation 33,646,716 218,310,575 30,156,928 178,488,973 100,811,510 76,338,228 42,914,679 477,731,132 61,570,754 22,925,577 Net Plant 99,591,591 378,620,386 138,021,504 616,159,112 183,579,477 150,509,380 134,139,104 971,733,195 174,122,325 68,175,646 Other Assets 69,438,326 162,741,858 59,433,553 198,886,280 63,720,670 133,296,683 25,842,641 506,779,030 46,900,605 15,398,350 Total Assets $169,029,917 $541,362,244 $197,455,057 $815,045,392 $247,300,147 $283,806,063 $159,981,745 $1,478,512,225 $221,022,930 $83,573,996 EQUITY & LIABILITIES Equity $71,732,873 $165,166,074 $87,126,821 $316,196,026 $75,712,218 $139,144,492 $35,032,288 $656,596,449 $65,181,047 $28,567,176 Long-term Debt 46,180,284 $273,807,403 87,470,258 378,258,340 141,764,641 86,268,288 105,113,245 601,818,080 88,138,440 28,761,720 Other Liabilities 51,116,760 102,388,767 22,857,978 120,591,026 29,823,288 58,393,283 19,836,212 220,097,696 67,703,443 26,245,100 Total Equity and Liabilities $169,029,917 $541,362,244 $197,455,057 $815,045,392 $247,300,147 $283,806,063 $159,981,745 $1,478,512,225 $221,022,930 $83,573,996 2023 ASSETS Total Utility Plant (1) $115,612,932 $544,026,983 $137,278,972 $714,152,484 $251,208,115 $216,442,254 $149,037,751 $1,353,766,401 $215,689,488 $77,684,203 Depreciation 30,702,839 203,956,519 29,956,660 166,498,527 95,696,285 72,096,945 47,821,900 447,373,965 57,325,141 22,196,203 Net Plant 84,910,093 340,070,464 107,322,312 547,653,957 155,511,830 144,345,309 101,215,851 906,392,436 158,364,347 55,488,000 Other Assets 53,549,848 143,933,137 52,798,495 171,027,625 54,855,173 111,312,344 28,457,868 466,128,937 17,745,876 10,467,000 Total Assets $138,459,941 $484,003,601 $160,120,807 $718,681,582 $210,367,003 $255,657,653 $129,673,719 $1,372,521,373 $176,110,223 $65,955,000 EQUITY & LIABILITIES Equity $68,071,455 $161,335,957 $82,156,880 $305,179,762 $67,319,070 $130,185,132 $32,751,361 $620,682,630 $63,245,609 $27,321,483 Long-term Debt 42,116,410 $240,443,797 59,409,618 329,387,088 101,202,852 71,699,003 78,133,651 541,140,533 83,854,345 27,280,661 Other Liabilities 28,272,076 82,223,847 18,554,309 84,114,732 41,845,081 53,773,518 18,788,707 210,698,210 29,010,269 11,352,856 Total Equity and Liabilities $138,459,941 $484,003,601 $160,120,807 $718,681,582 $210,367,003 $255,657,653 $129,673,719 $1,372,521,373 $176,110,223 $65,955,000 2022 ASSETS Total Utility Plant (1) $105,467,366 $506,114,203 $126,169,028 $667,441,746 $227,476,773 $206,434,064 $125,298,592 $1,272,588,313 $206,209,210 $75,652,518 Depreciation 28,447,832 189,861,618 29,506,763 151,956,175 89,020,164 68,656,605 44,451,694 416,329,238 53,674,362 21,975,064 Net Plant 77,019,534 316,252,585 96,662,265 515,485,571 138,456,609 137,777,459 80,846,898 856,259,075 152,534,848 53,677,454 Other Assets 48,161,873 123,348,356 45,730,443 123,057,066 50,492,567 105,349,320 26,351,823 449,969,252 15,926,673 13,070,461 Total Assets $125,181,407 $439,600,941 $142,392,708 $638,542,637 $188,949,176 $243,126,779 $107,198,721 $1,306,228,327 $168,461,521 $66,747,915 EQUITY & LIABILITIES Equity $65,065,115 $155,629,924 $73,054,253 $299,843,080 $57,638,000 $127,774,024 $30,583,820 $585,850,613 $56,309,533 $26,471,860 Long-term Debt 34,423,410 $208,516,979 44,385,723 241,889,470 88,370,944 66,127,089 66,770,116 525,480,781 79,513,478 28,643,606 Other Liabilities 25,692,882 75,454,038 24,952,732 96,810,087 42,940,232 49,225,666 9,844,785 194,896,933 32,638,510 11,632,449 Total Equity and Liabilities $125,181,407 $439,600,941 $142,392,708 $638,542,637 $188,949,176 $243,126,779 $107,198,721 $1,306,228,327 $168,461,521 $66,747,915 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2024 ASSETS Total Utility Plant (1) $119,233,465 249,505,312 $91,498,954 $108,305,051 $253,435,925 $104,085,584 $133,366,267 $401,824,210 $906,677,539 $82,563,496 Depreciation 15,328,589 46,294,858 24,736,499 30,641,193 81,297,614 29,874,900 42,627,054 61,143,034 151,899,259 11,977,854 Net Plant 103,904,876 203,210,454 66,762,455 77,663,858 172,138,311 74,210,684 90,739,213 340,681,176 754,778,280 70,585,642 Other Assets 16,554,927 60,814,496 22,733,187 31,799,545 52,712,267 60,016,858 32,126,775 208,306,224 250,954,139 29,743,489 Total Assets $120,459,803 $264,024,950 $89,495,642 $109,463,403 $224,850,578 $134,227,542 $122,865,988 $548,987,400 $1,005,732,419 $100,329,131 EQUITY & LIABILITIES Equity $33,539,893 $105,137,746 $52,657,518 $41,329,401 $78,098,263 $57,858,968 $46,853,651 $153,449,720 $366,034,533 $33,663,804 Long-term Debt 70,383,902 117,621,080 28,959,140 48,932,344 119,677,999 45,919,263 54,785,197 200,896,932 407,245,567 31,228,803 Other Liabilities 16,536,008 41,266,124 7,878,984 19,201,658 27,074,316 30,449,311 21,227,140 194,640,748 232,452,319 35,436,524 Total Equity and Liabilities $120,459,803 $264,024,950 $89,495,642 $109,463,403 $224,850,578 $134,227,542 $122,865,988 $548,987,400 $1,005,732,419 $100,329,131 2023 ASSETS Total Utility Plant (1) $112,583,167 213,272,218 $84,848,632 $92,898,623 $237,629,416 $100,101,134 $125,352,198 $355,910,348 $832,047,282 $60,833,408 Depreciation 16,128,669 46,316,116 24,975,110 30,238,570 78,578,451 28,813,123 40,958,477 55,174,351 143,289,958 11,563,053 Net Plant 96,454,498 166,956,102 59,873,522 62,660,053 159,050,965 71,288,011 84,393,721 300,735,997 688,757,324 49,270,355 Other Assets 14,719,315 55,656,682 25,340,831 25,965,486 48,216,547 45,522,072 26,260,805 89,620,816 288,721,407 21,251,914 Total Assets $111,173,813 $222,612,784 $85,214,353 $88,625,539 $207,267,512 $116,810,083 $110,654,526 $390,356,813 $977,478,731 $70,522,269 EQUITY & LIABILITIES Equity $29,826,427 $100,154,206 $46,160,899 $38,569,972 $72,178,346 $54,784,570 $45,297,722 $135,247,212 $336,420,734 $31,475,279 Long-term Debt 70,326,736 84,719,597 27,565,723 32,440,481 110,393,429 43,005,353 46,980,399 191,656,796 392,399,569 29,235,690 Other Liabilities 11,020,650 37,738,981 11,487,731 17,615,086 24,695,737 19,020,160 18,376,405 63,452,805 248,658,428 9,811,300 Total Equity and Liabilities $111,173,813 $222,612,784 $85,214,353 $88,625,539 $207,267,512 $116,810,083 $110,654,526 $390,356,813 $977,478,731 $70,522,269 2022 ASSETS Total Utility Plant (1) $81,350,448 193,375,419 $71,746,494 $89,026,945 $224,650,439 $93,726,622 $118,907,708 $295,606,356 $784,334,597 $53,733,210 Depreciation 15,930,213 42,446,838 24,998,650 28,374,036 74,860,769 26,891,011 38,816,722 55,681,743 136,296,312 11,258,332 Net Plant 65,420,235 150,928,581 46,747,844 60,652,909 149,789,670 66,835,611 80,090,986 239,924,613 648,038,285 42,474,878 Other Assets 19,680,875 46,770,846 17,910,618 24,759,254 45,178,468 44,625,955 25,864,529 109,829,025 291,893,284 19,798,013 Total Assets $85,101,110 $197,699,427 $64,658,462 $85,412,163 $194,968,138 $111,461,566 $105,955,515 $349,753,638 $939,931,569 $62,272,891 EQUITY & LIABILITIES Equity $26,301,713 $93,797,835 $42,721,165 $34,623,486 $68,410,112 $51,826,641 $43,360,201 $135,789,886 $312,328,666 $26,092,195 Long-term Debt 39,015,553 69,090,794 13,189,535 29,107,488 103,720,395 41,129,527 50,212,262 159,084,180 372,445,557 26,296,296 Other Liabilities 19,783,844 34,810,798 8,747,762 21,681,189 22,837,631 18,505,398 12,383,052 54,879,572 255,157,346 9,884,400 Total Equity and Liabilities $85,101,110 $197,699,427 $64,658,462 $85,412,163 $194,968,138 $111,461,566 $105,955,515 $349,753,638 $939,931,569 $62,272,891 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2024 ASSETS Total Utility Plant (1) $398,962,580 $185,545,586 $173,689,942 $106,537,236 $211,937,230 $36,178,853 $595,061,900 $162,206,376 $12,621,062,562 Depreciation 170,484,606 39,961,986 40,714,339 37,213,375 40,747,004 14,912,462 234,677,008 37,971,440 3,540,721,172 Net Plant 228,477,974 145,583,600 132,975,603 69,323,861 171,190,226 21,266,391 360,384,892 124,234,936 9,080,341,390 Other Assets 126,301,883 50,085,721 40,209,056 43,975,878 19,189,353 23,677,899 286,534,315 46,917,290 4,041,267,259 Total Assets $354,779,857 $195,669,321 $173,184,659 $113,299,739 $190,379,579 $44,944,290 $646,919,207 $171,152,226 $13,121,608,649 EQUITY & LIABILITIES Equity $112,236,406 $65,286,837 $78,756,899 $64,462,617 $50,234,209 $29,975,509 $278,779,087 $51,651,261 $5,324,710,411 Long-term Debt 119,252,863 110,132,783 71,627,199 41,376,556 115,302,150 10,519,460 182,176,833 83,385,720 5,278,479,477 Other Liabilities 123,290,588 20,249,701 22,800,561 7,460,566 24,843,220 4,449,321 185,963,287 36,115,245 2,518,418,761 Total Equity and Liabilities $354,779,857 $195,669,321 $173,184,659 $113,299,739 $190,379,579 $44,944,290 $646,919,207 $171,152,226 $13,121,608,649 2023 ASSETS Total Utility Plant (1) $371,935,599 $170,572,649 $161,429,604 $102,199,270 $197,057,855 $35,274,651 $561,654,955 $134,624,497 $11,608,020,660 Depreciation 161,313,239 36,211,208 39,810,755 35,133,166 37,909,068 14,646,231 223,372,946 37,948,328 3,355,518,504 Net Plant 210,622,360 134,361,441 121,618,849 67,066,104 159,148,787 20,628,420 338,282,009 96,676,169 8,252,502,156 Other Assets 106,107,464 40,829,658 38,377,755 43,322,978 20,973,102 20,328,104 300,855,527 46,851,953 3,491,809,459 Total Assets $316,729,824 $175,191,099 $159,996,604 $110,389,082 $180,121,889 $40,956,524 $639,137,536 $143,528,122 $11,744,311,615 EQUITY & LIABILITIES Equity $102,640,543 $57,507,080 $76,994,421 $59,095,243 $48,234,891 $28,142,400 $263,454,200 $49,441,701 $4,908,935,969 Long-term Debt 106,898,204 99,546,414 67,019,799 43,553,387 104,224,367 8,593,404 166,045,163 82,700,718 4,808,037,420 Other Liabilities 107,191,077 18,137,605 15,982,384 7,740,452 27,662,631 4,220,720 209,638,173 11,385,703 2,027,338,226 Total Equity and Liabilities $316,729,824 $175,191,099 $159,996,604 $110,389,082 $180,121,889 $40,956,524 $639,137,536 $143,528,122 $11,744,311,615 2022 ASSETS Total Utility Plant (1) $349,192,776 $145,748,290 $150,290,327 $99,116,524 $175,645,900 $33,468,079 $531,241,510 $120,005,874 $10,730,637,937 Depreciation 152,112,096 32,962,735 37,622,838 32,975,555 34,735,450 14,171,795 212,521,461 37,837,019 3,178,313,650 Net Plant 197,080,680 112,785,555 112,667,489 66,140,969 140,910,450 19,296,284 318,720,049 82,168,855 7,552,324,287 Other Assets 110,425,816 33,000,188 39,657,862 37,442,287 21,967,870 19,481,723 258,126,580 37,055,119 3,287,256,810 Total Assets $307,506,496 $145,785,743 $152,325,351 $103,583,256 $162,878,320 $38,778,007 $576,846,629 $119,223,974 $10,839,581,097 EQUITY & LIABILITIES Equity $101,571,758 $47,608,781 $73,594,774 $50,594,632 $46,339,256 $25,494,587 $234,920,020 $47,562,926 $4,567,101,046 Long-term Debt 95,873,587 75,519,784 57,865,582 45,797,023 97,072,357 8,583,665 149,405,562 60,844,094 4,330,275,324 Other Liabilities 110,061,151 22,657,178 20,864,995 7,191,601 19,466,707 4,699,755 192,521,047 10,816,954 1,942,204,727 Total Equity and Liabilities $307,506,496 $145,785,743 $152,325,351 $103,583,256 $162,878,320 $38,778,007 $576,846,629 $119,223,974 $10,839,581,097 Footnotes: (1) Including construction work in progress.